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Exhibit 99.906 Cert

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the
Sarbanes-Oxley Act

I, J. Alan Reid, Jr., President & Trustee of Forward Funds (the "Registrant"), certify that:

1.
The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Registrant.

Dated: March 9, 2006	By:	/s/ J. ALAN REID, JR. J. Alan Reid, Jr., President & Trustee

Exhibit 99.906 Cert

I, Jeremy W. Deems, Treasurer of Forward Funds (the "Registrant"), certify that:

1.
The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Registrant.

Dated: March 9, 2006	By:	/s/ JEREMY W. DEEMS Jeremy W. Deems, Treasurer

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Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act